MEDISTEM INC.

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into as of June 16, 2012 by and between _______________, (hereinafter referred to as “Purchaser”) and Medistem Inc., a Nevada corporation (hereinafter referred to as the “Company”).

RECITALS:

A.                 Purchaser is an employee, director, or other service provider of the Company, and in connection therewith has rendered and continues to render services for and on behalf of the Company.

B.                 The Company desires to issue shares of common stock to Purchaser for the consideration set forth herein to provide an incentive for Purchaser to exert added effort towards its growth and success.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties agree as follows:

1.                  Issuance of Shares. The Company hereby agrees to issue to Purchaser, and Purchaser hereby agrees to acquire, _______________ shares of Common Stock of the Company (the “Shares”) on the terms and conditions herein set forth.

2.                  Consideration. The purchase price for the Shares shall be $0.0001 per share, or $__________, which shall be paid by the delivery of Purchaser’s check payable to the Company contemporaneous with the execution and delivery of this Agreement.

3.                  Vesting of Shares. Shares which have not yet become vested are herein called “Unvested Shares.” The Shares acquired hereunder are in the first instance Unvested Shares, but they shall (if they have not previously been repurchased pursuant to Section 5) vest and become “Vested Shares” (and such Unvested Shares shall thereafter not be subject to the repurchase obligation provided for in Section 5), immediately upon the earliest of:

(a)               June 16, 2017; or

(b)               the closing of an underwritten public offering of shares of the Company’s Common Stock for gross proceeds of at least $20,000,000 pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”); or

(c)                the occurrence of a Change in Control. “Change of Control” means (1) a sale of all or substantially all of the Company’s assets to an unaffiliated person or entity, (2) any merger, consolidation or other business combination transaction of the Company with or into an unaffiliated person or entity, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately before such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, (3) the direct or indirect acquisition (including by way of a tender or exchange offer, but excluding any bona fide capital-raising transaction) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company, or (4) a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees (the “Incumbent Directors”) cease to constitute a majority of the Board; provided however that if the nomination for election by the Company’s stockholders of any new Director was approved by a vote of at least 50% of the Incumbent Directors, such new Director shall be considered as an Incumbent Director.

4.                  Deposit of Unvested Shares. Purchaser shall deposit with the Company certificates representing the Unvested Shares, together with a duly executed stock assignment separate from certificate in blank, which shall be held by the Secretary of the Company. Purchaser shall be entitled to vote all such deposited Unvested Shares and to receive dividends and distributions on all such deposited Unvested Shares. When and if the Shares become Vested Shares, such certificates shall be released to Purchaser.

5.                  Company’s Right to Repurchase Unvested Shares.

(a)               Repurchase Requirement. On May 2, 2015, in the event that for any reason the Company has not raised from unaffiliated persons, between the date of this Agreement and May 1, 2015, gross proceeds of at least $1,200,000 from the sale of stock (but not including sales of convertible notes or conversions of convertible notes), then the Company may repurchase, and Purchaser shall be obligated to sell to the Company, as provided in this Section 5, any and all Shares which on May 2, 2015 are Unvested Shares, at a repurchase price of $0.0001 per Unvested Share.

(b)               Settlement. For such repurchase, Purchaser (or other applicable holder) shall deliver to the Company certificate(s) representing the Unvested Shares to be acquired by the Company, duly endorsed for surrender, on May 2, 2015. (Or if such certificate(s) and associated stock powers have been deposited and lodged with the Company, the Company shall remove such certificate(s) and associated stock powers from lodgment and deem them to be delivered to the Company for such repurchase.) The Company shall deliver to Purchaser against delivery of the Unvested Shares, checks of the Company payable to Purchaser and/or any other person obligated to transfer the Unvested Shares in the aggregate amount of the repurchase price to be paid as set forth in Section 5(a) above.

(c)                Legend. The stock certificates for the Shares purchased pursuant to this Agreement shall be endorsed with the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR ENCUMBERED, EXCEPT IN CONFORMITY WITH THE TERMS OF A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR ITS PREDECESSOR IN INTEREST). THE SHARES REPRESENTED BY THIS CERTIFICATE ARE, UNTIL THEY HAVE VESTED, POTENTIALLY SUBJECT TO MANDATORY REPUIRCHASE BY THE COMPANY FOR A NOMINAL PRICE PURSUANT TO THE TERMS OF SUCH AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

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6.                  Adjustments upon Changes in Capital Structure. In the event that the outstanding Shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then Purchaser shall be entitled to new or additional or different shares of stock or securities, in order to preserve, as nearly as practical, but not to increase, the benefits of Purchaser under this Agreement. Such new, additional or different shares shall be deemed “Shares” for purposes of this Agreement and subject to all of the terms and conditions hereof.

7.                  Shares Free and Clear. All Unvested Shares repurchased by the Company pursuant to this Agreement shall be delivered by Purchaser free and clear of all claims, liens and encumbrances of every nature (except the provisions of this Agreement and any conditions concerning the Shares relating to compliance with applicable federal or state securities laws), and the Company shall acquire full and complete title and right to all of the shares, free and clear of any claims, liens and encumbrances of every nature (again except for the provisions of this Agreement and such securities laws).

8.                  Investment Representations. Purchaser acknowledges that he is aware that the Shares to be issued to him by the Company pursuant to this Agreement have not been registered under the Securities Act. In this connection, Purchaser warrants and represents to the Company as follows:

(a)               Purchaser is purchasing the Shares solely for Purchaser’s own account for investment and not with a view to or for sale or distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof. Purchaser also represents that the entire legal and beneficial interest of the Shares Purchaser is purchasing is being purchased for, and will be held for the account of, Purchaser only and neither in whole nor in part for any other person.

(b)               Purchaser has heretofore discussed the Company and its plans, operations and financial condition with its officers and that Purchaser has heretofore received all such information as Purchaser deems necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Shares of the Company and Purchaser further represents and warrants that Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

(c)                Purchaser realizes that the purchase of the Shares is a highly speculative investment and represents that Purchaser is able, without impairing Purchaser’s financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the investment.

(d)               The Company hereby discloses to Purchaser and Purchaser hereby acknowledges that:

(i)                 the Shares have not been registered under the Securities Act, and such Shares must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available;

(ii)               the share certificate representing the Shares will be stamped with the legends restricting transfer specified in this Agreement between the Company and Purchaser; and

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(iii)             the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

(e)                Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least one (1) year from the date of sale of the Shares to Purchaser, and even then will not be available unless (i) a public trading market then exists for the Shares of the Company, (ii) adequate current public information concerning the Company is then available to the public, (iii) Purchaser has been the beneficial owner and Purchaser has paid the full purchase price for the Shares at least one (1) year before the sale, and (iv) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made by it only in limited amounts in accordance with such terms and conditions, as amended from time to time.

(f)                 Without in any way limiting any of the other provisions of this Agreement or its representations set forth above, Purchaser further agrees that Purchaser shall in no event make any disposition of all or any portion of the Shares which Purchaser is purchasing unless and until:

(i)                 there is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii)               (A) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) Purchaser shall have furnished the Company with an opinion of counsel (or any other demonstration which the Company, in its sole and absolute discretion, chooses to accept in lieu of an opinion of counsel) to the effect that such disposition will not require registration of such shares under the Securities Act, and (C) such opinion of counsel (if any) shall have been concurred in by counsel for the Company and the Company shall have advised Purchaser of such concurrence.

9.                  Unpermitted Transfers. The Shares may not be sold, assigned, transferred, pledged or encumbered, except in conformity with the terms of this Agreement. The Unvested Shares may not be sold, assigned, transferred, pledged or encumbered, except Purchaser may transfer all or any portion of the Unvested Shares to a trust established for the sole benefit of Purchaser and/or his spouse or children, provided that the Unvested Shares so transferred shall remain subject to the terms and conditions of this Agreement and no further sale, assignment, transfer, pledge or encumbrance of such Shares may be made so long as they are Unvested Shares. The Company shall not be required to: (i) transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

10.              Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed given when delivered personally or three days after being deposited in the United States mail, as certified or registered mail, with postage prepaid, (or by such other method as the Company may from time to time deem appropriate), and addressed, if to the Company, at its principal place of business, Attention: the Chief Financial Officer, and if to Purchaser, at his most recent address as shown in the employment or stock records of the Company.

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11.              Binding Obligations. All covenants and agreements herein contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the parties hereto and their permitted successors and assigns.

12.              Captions and Section Headings. Captions and section headings used herein are for convenience only, and are not part of this Agreement and shall not be used in construing it.

13.              Amendment. This Agreement may not be amended, waived, discharged, or terminated other than by written agreement of the parties.

14.              Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous written or oral agreements and understandings of the parties, either express or implied, with respect thereto.

15.              Assignment. Purchaser shall have no right, without the prior written consent of the Company, to (i) sell, assign, mortgage, pledge or otherwise transfer any interest or right created hereby, or (ii) delegate his duties or obligations under this Agreement. This Agreement is made solely for the benefit of the parties hereto, and no other person, company, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

16.              Severability. Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

17.              Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall be deemed one instrument.

18.              Governing Law. The validity, construction, interpretation, and effect of this Agreement shall be governed by and determined in accordance with the laws of the State of California.

19.              No Agreement to Employ or Engage. Nothing in this Agreement shall obligate the Company or its Affiliates, or their respective stockholders, Board of Directors, officers or employees to continue any relationship that Purchaser might have as a director, consultant or employee of the Company. All legal rights of the Company or any of its subsidiaries to terminate at will Purchaser’s employment or other service at any time (whether by dismissal, discharge or otherwise), with or without cause, are specifically reserved.

20.              “Market Stand-Off” Agreement. Purchaser agrees in connection with any registration of the Company’s securities for an underwritten primary public offering that, upon the request of the Company or the underwriters managing any such public offering of the Company’s securities, Purchaser will not sell or otherwise dispose of any Purchased Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify.

21.              Tax Elections. Purchaser understands that Purchaser (and not the Company) shall be responsible for Purchaser’s own tax liability that may arise as a result of the acquisition of the Shares. Purchaser acknowledges that Purchaser has considered the advisability of all tax elections in connection with the purchase of the Shares, including the making of an election under Section 83(b) under the Internal Revenue Code of 1986, as amended (“Code”); Purchaser further acknowledges that the Company has no responsibility for the making of such Section 83(b) election. In the event Purchaser determines to make a Section 83(b) election, Purchaser agrees to timely provide a copy of the election to the Company as required under the Code.

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22.              Attorneys’ Fees. If any party shall bring an action in law or equity against another to enforce or interpret any of the terms, covenants and provisions of this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorneys’ fees and costs.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:	PURCHASER:

MEDISTEM INC.

By:

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CONSENT AND RATIFICATION OF SPOUSE

The undersigned, the spouse of _______________, a party to the attached Restricted Stock Purchase Agreement (the “Agreement”), dated as of June 16, 2012, hereby consents to the execution of said Agreement by such party; and ratifies, approves, confirms and adopts said Agreement, and agrees to be bound by each and every term and condition thereof as if the undersigned had been a signatory to said Agreement, with respect to the Shares (as defined in the Agreement) made the subject of said Agreement in which the undersigned has an interest, including any community property interest therein.

I also acknowledge that I have been advised to obtain independent counsel to represent my interests with respect to this Agreement but that I have declined to do so and I hereby expressly waive my right to such independent counsel.

Date:
(Signature)

(Print Name)